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                                                                    EXHIBIT 23



CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Neogen Corporation
Lansing, Michigan

We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement (Form S-8) of our report dated July 18, 1996, relating to the consolidated financial statements of Neogen Corporation and subsidiaries appearing in the Company's Annual Report on Form 10-KSB for the year ended May 31, 1996.



                                                BDO SEIDMAN, LLP



Troy, Michigan
August 26, 1996